UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act 1934

                           Date of Report: May 5, 2005





                                    a21, Inc.
             (Exact name of registrant as specified in its charter)

                                      Texas
                         (State or other jurisdiction of
                         incorporation or organization)
             333-68213                                 74-2896910
      (Commission File Number)            (I.R.S. Employer Identification No.)


7660 Centurion Parkway, Jacksonville, Florida             32256
    (Address of Principal                               (Zip Code)
     Executive Offices)

Registrant's telephone number, including areas code:  (904) 565-0066

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities and Use of Proceeds

      On May 5, 2005, William E. Murphy IV was appointed by the board of directors of a21, Inc. (OTCBB: ATWO), a Texas corporation (the "Company"), to serve as a Vice President and Chief Financial Officer of the Company commencing after the Company files its quarterly report on Form 10-QSB for the quarter ended March 31, 2005.

      In connection with his employment with the Company, Mr. Murphy received an option to purchase 150,000 shares of the Company's common stock. The option is for a term of five years and is exercisable at $.30 per share. In addition, as of May 1, 2005, the Company issued options to purchase 510,000 shares of its common stock and 510,000 shares of its common stock that have not been registered under the Securities Act of 1933 to its four non-employee directors as compensation for their services. The options are for a term of five years and are exercisable at $.30 per share. The issuances as of May 1, 2005 were less than 5% of the Company's outstanding securities and are now being reported. Each of the grants made to the Company's executive officer and directors were made in reliance on the exemption from registration under Section 4(2) of the Securities Act of 1933.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      As stated in Section 3.02 above, William E. Murphy IV was appointed by the board of directors of the Company, to serve as a Vice President and the Company's Chief Financial Officer commencing after the Company files its quarterly report on Form 10-QSB for the quarter ended March 31, 2005.

      Mr. Murphy has over 25 years of auditing and accounting experience. From May 2002 to March 2005, Mr. Murphy served as the Chief Financial Officer of Phoenix Products, L.L.P., a manufacturer of above ground fuel tanks and enclosures for large generators to the secondary power market. From March 2000 to May 2002, he served as President and Chief Executive Officer of Southern Petroleum Systems, Inc., a petroleum contractor. From 1989 to March 2000, Mr. Murphy held several financial management positions at Insituform Technologies, Inc., a construction services company listed on the Nasdaq National Market, most recently as its Director of International Treasury and Tax. Mr. Murphy received his B.S. in Business Administration-Accounting from the University of North Carolina and his M.B.A. from the University of Florida.

      The Company and Mr. Murphy have yet to finalize an employment agreement.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            a21, Inc.

                                            By:   /s/ Thomas V. Butta
                                                  -------------------
                                                  Thomas V. Butta
                                                  President


Dated: May 10, 2005


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